UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2011

ABC Acquisition Corp 1502

 (Exact name of registrant as specified in its charter)

Nevada	000-54115	27-2332860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Canal Park, 5th Floor Cambridge, MA	02141

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 699-2098

300 Center Ave. Ste. 202

Bay City, MI 48708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01              Changes in Registrant’s Certifying Accountant.

(a)      Prior Independent Registered Public Accounting Firm

                On March 22, 2011, the Audit Committee of the Board of Directors of Parallax Diagnostics, Inc. (the “Company”) approved the dismissal of DNTW Chartered Accountants, LLP (“DNTW”) as the Company’s independent registered public accounting firm.

                DNTW’s audit reports on the Company’s financial statements since the date of the Company’s inception did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a “going concern” opinion issued in its report of June 30, 2010.

                There were no reportable events under Item 304(a)(1)(v) of Regulation S-K since the Company’s inception and the subsequent interim period through March 22, 2011, the date of the dismissal of DNTW.  Also, during those periods, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with DNTW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DNTW, would have caused DNTW to make reference to the subject matter of the disagreements in connection with its reports.

                The Company provided DNTW with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”).  The Company has requested that DNTW furnish a letter addressed to the SEC stating whether it agrees with the statements made herein.  A copy of DNTW’s letter dated April 11, 2011 is attached as Exhibit 16.1 hereto.

(b)      New Independent Registered Public Accounting Firm

Also, on March 22, 2011, the Audit Committee of the Board of Directors of the Company engaged the services of Stan J.H. Lee, CPA (“Lee”) as the Company’s new independent registered public accountant.  Since the Company’s inception and the subsequent interim period through March 22, 2011, neither the Company nor anyone on its behalf consulted with Lee with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Lee concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01              Financial Statements and Exhibits

                (d)  Exhibits

                Exhibit                  Description

16.1                        Letter from DNTW Chartered Accountants, LLP to the Securities and Exchange Commission, dated April 11, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                      ABC ACQUISITION CORP 1502

                                                                                             (Registrant)

Date:    April 12, 2011                                             By:     /S/ J. Michael Redmond

                                                                           J. Michael Redmond

                                                                                                   CEO, President

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